Summary Prospectus May 1, 2026 revised to August 1, 2026
T. ROWE PRICE
Virginia Municipal Bond Fund (formerly T. Rowe Price Virginia Tax-Free Bond Fund)
PRVAX TFBVX	Investor Class I Class

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus, shareholder reports, and other information about the fund online at troweprice.com/prospectus. You can also get this information at no cost by calling 1-800-638-5660, by sending an e-mail request to info@troweprice.com, or by contacting your financial intermediary. This Summary Prospectus incorporates by reference the fund’s prospectus, dated May 1, 2026 revised to August 1, 2026, as amended or supplemented, and Statement of Additional Information, dated May 1, 2026, as amended or supplemented.

SUMMARY	1

Investment Objective(s)

The fund seeks to provide, consistent with prudent portfolio management, the highest level of income exempt from federal and Virginia state income taxes by investing primarily in investment-grade Virginia municipal bonds.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the fund. You may also incur brokerage commissions and other charges when buying or selling shares of the fund, which are not reflected in the table or example below.

Fees and Expenses of the Fund
	Investor Class	I Class
Shareholder fees (fees paid directly from your investment)
Maximum account fee	$20 [a]	—
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.38%	0.38%

Other expenses	0.18	0.05

Total annual fund operating expenses	0.56	0.43

[a]	Subject to certain exceptions and account minimums, accounts are charged an annual $20 fee.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$57	$179	$313	$701
I Class	44	138	241	542

Portfolio Turnover The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 23.4% of the average value of its portfolio.

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Investments, Risks, and Performance

Principal Investment Strategies

The fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in municipal bonds whose income is exempt from regular federal and Virginia state income taxes. Any derivatives that provide exposure to the investment focus suggested by the fund’s name, or to one or more market risk factors associated with the investment focus suggested by the fund’s name, are counted (as applicable) toward compliance with the fund’s 80% investment policy.

Municipal bonds are debt securities typically issued by state and local governments to provide financing for a variety of public projects or purposes. The interest from municipal bonds is usually exempt from regular federal income taxes, as well as from state and local income taxes for residents of the state in which the bond is issued. The two primary types of municipal bonds are general obligation bonds, which typically are backed by the issuer’s resources and taxing authority, and revenue bonds, which typically are backed by the specific revenues generated from the project being funded.

The fund invests in various types of municipal securities that are exempt from regular federal income taxes and Virginia state and local income taxes, including private activity bonds, which are issued by a government agency on behalf of a private sector company and typically are not backed by the credit of the issuing municipality. The fund may invest without limit in securities that generate income subject to the federal alternative minimum tax and investments in bonds subject to the alternative minimum tax will be counted toward compliance with the fund’s 80% investment policy.

The fund may purchase securities of any maturity and there are no overall maturity restrictions for the portfolio. However, the fund normally seeks investments in longer-term securities. The fund’s weighted average maturity and duration will generally shift in response to current interest rates and expected interest rate changes.

The fund typically invests in investment-grade securities, which are securities rated in one of the four highest credit rating categories as determined by at least one credit rating agency or, if unrated, deemed by the adviser to be investment grade. However, the fund may invest up to 10% of its total assets in securities that are rated below investment grade by credit rating agencies, commonly referred to as “junk bonds,” or, if unrated, deemed by the adviser to be below investment grade.

Investment decisions generally reflect the adviser’s outlook for interest rates and the economy, as well as the prices, yields, and credit quality of the various municipal securities in which the fund invests. The adviser seeks to allocate the fund’s assets among different sectors based on its view of the relative value of each sector. However, the fund at times may invest a significant portion of its assets in municipal securities that generate revenues from similar types of projects or operate in the same industry or economic sector.

The fund is nondiversified, which means the fund may invest a greater percentage of its assets in a particular issuer or a smaller group of issuers than is permissible for a diversified fund.

Due to fluctuations in the availability of suitable Virginia municipal securities or other reasons, the fund may invest in other municipal securities whose interest is exempt from federal but not Virginia income taxes.

SUMMARY	3

Principal Risks

As with any fund, there is no guarantee that the fund will achieve its objective(s). The fund’s share price fluctuates, which means you could lose money by investing in the fund. The principal risks of investing in this fund, which may be even greater in unfavorable or uncertain market conditions, are summarized as follows:

State-specific focus: Because the fund focuses its investments on securities issued by Virginia and its municipalities, it is more susceptible to unfavorable developments in Virginia than funds that invest in municipal securities of many states. The fund’s performance will depend heavily on the financial strength and economic conditions of the State of Virginia, its localities, and its agencies, and any adverse tax, legislative, or political developments may have far-reaching impacts on the overall Virginia municipal securities market. A bond default or credit rating downgrade, or even negative perceptions of the ability to make timely bond payments, involving even a small number of Virginia municipal securities issuers could affect the market values and marketability of all Virginia municipal securities.

Market conditions: The value of the fund’s investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting an issuer held by the fund, particular industries, or the overall securities markets. A variety of factors can increase the volatility of the fund’s holdings and markets generally, including geopolitical developments (such as trade and tariff arrangements, sanctions, and cybersecurity attacks), recessions, inflation, rapid interest rate changes, war, military conflict, acts of terrorism, natural disasters, and outbreaks of infectious illnesses or other widespread public health issues (such as the coronavirus pandemic) and related governmental and public responses. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. Government intervention in markets may impact interest rates, market volatility, and security pricing. These adverse developments may cause broad declines in market value due to short-term market movements or for significantly longer periods during more prolonged market downturns.

Municipal securities: The fund may be highly impacted by events tied to the overall municipal securities markets, which can be very volatile and significantly affected by unfavorable legislative or political developments and adverse changes in the financial conditions of municipal securities issuers and the global, national, and/or local economies. Income from municipal securities held by the fund could become taxable because of changes in tax laws or interpretations by taxing authorities, or noncompliant conduct of a state or municipality. Other changes in tax laws, including changes to individual or corporate tax rates, could alter the attractiveness and overall demand for municipal bonds.

To the extent the fund has significant exposure to a particular economic sector, the fund will be more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly across different sectors. In addition, certain sectors of the municipal bond market have special risks and could be affected by certain developments more significantly than the market as a whole. Investing significantly in municipal obligations backed by revenues of similar types of industries or projects may make the fund more susceptible to developments affecting those industries and projects, and private activity bonds carry the risk of needing to rely on project revenues and the creditworthiness of the corporate user as opposed to governmental support.

T. ROWE PRICE	4

Nondiversification: As a nondiversified fund, the fund has the ability to invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. As a result, poor performance by a single issuer could adversely affect fund performance more than if the fund were invested in a larger number of issuers. The fund’s share price can be expected to fluctuate more than that of a similar fund that is more broadly diversified.

Credit quality: An issuer of a debt instrument could suffer an adverse change in financial condition that results in a payment default (failure to make scheduled interest or principal payments), rating downgrade, or inability to meet a financial obligation. Securities that are rated below investment grade carry greater risk of default and should be considered speculative. Economic downturns often result in reduced levels of taxes collected and revenues earned by municipalities and insufficient funding to meet pension or health care obligations, which could lessen the overall financial strength of a municipality and increase the credit risk of the securities it issues. The fund’s credit risk is increased to the extent it invests in securities that are not backed by the taxing power of the municipal issuer.

Interest rates: A rise in interest rates typically causes the price of a fixed rate debt instrument to fall and its yield to rise. Conversely, a decline in interest rates typically causes the price of a fixed rate debt instrument to rise and the yield to fall. The prices and yields of inflation-linked bonds are directly impacted by the rate of inflation as well as changes in interest rates. Generally, funds with longer weighted average maturities and durations carry greater interest rate risk. Changes in monetary policy made by central banks and/or governments are likely to affect the interest rates or yields of the securities in which the fund invests.

Callable bonds: While a rise in interest rates is the principal source of interest rate risk for bond funds, falling rates bring the possibility that a bond may be “called,” or redeemed before maturity, and that the proceeds may need to be reinvested in lower-yielding securities.

Liquidity: The fund may not be able to sell a holding in a timely manner at a desired price. Reduced liquidity in the bond markets can result from a number of events, such as limited trading activity, reductions in bond inventory, and rapid or unexpected changes in interest rates. The secondary market for certain municipal bonds tends to be less developed and less liquid than many other bond markets. Less liquid markets could lead to greater price volatility and limit the fund’s ability to sell a holding at a suitable price.

Alternative minimum tax: Although the fund seeks to distribute tax-exempt income, a portion of the fund’s otherwise tax-exempt dividends may be taxable to those shareholders subject to the federal alternative minimum tax.

Active management: The fund’s overall investment program and holdings selected by the fund’s investment adviser may underperform the broad markets, relevant indices, or other funds with similar objectives and investment strategies.

SUMMARY	5

Cybersecurity breaches: The fund could be harmed by intentional cyberattacks and other cybersecurity breaches, including unauthorized access to the fund’s assets, confidential information, or other proprietary information. In addition, a cybersecurity breach could cause one of the fund’s service providers or financial intermediaries to suffer unauthorized data access, data corruption, or loss of operational functionality.

Performance

The following performance information provides some indication of the risks of investing in the fund. The fund’s performance information represents only past performance (before and after taxes) and is not necessarily an indication of future results.

The performance for the periods shown reflects the performance of the fund while it was named the T. Rowe Price Virginia Tax-Free Bond Fund. Effective August 1, 2026, the fund was renamed the T. Rowe Price Virginia Municipal Bond Fund.

The following bar chart illustrates how much returns can differ from year to year by showing calendar year returns and the best and worst calendar quarter returns during those years for the fund’s Investor Class. Returns for other share classes vary since they have different expenses.

	Quarter Ended	Total Return		Quarter Ended	Total Return
Best Quarter	12/31/23	8.39%	Worst Quarter	3/31/22	-6.05%

The following table shows the average annual total returns for each class of the fund that has been in operation for at least one full calendar year. The fund’s performance information included in the table is compared with a regulatory required index that represents an overall securities market (Bloomberg Municipal Bond Index). In addition, the table may also include one or more indexes that align to the fund’s investment strategy.

T. ROWE PRICE	6

In addition, the table shows hypothetical after-tax returns to demonstrate how taxes paid by a shareholder may influence returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as a 401(k) account or an IRA. After-tax returns are shown only for the Investor Class and will differ for other share classes.

Average Annual Total Returns
	Periods ended
	December 31, 2025
				Since	Inception
	1 Year	5 Years	10 Years	inception	date
Investor Class					04/30/1991
Returns before taxes	3.12%	0.68%	2.11%	—%
Returns after taxes on distributions	3.12	0.68	2.11	—
Returns after taxes on distributions and sale of fund shares	3.21	1.16	2.29	—
I Class					07/06/2017
Returns before taxes	3.16	0.80	—	2.20

Bloomberg Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)
	4.25	0.80	2.34	2.33 [a]
Lipper Virginia Municipal Debt Funds Average
	2.97	0.21	1.59	1.55 [b]

a	Return since 7/6/17.
b	Return since 6/30/17.

Updated performance information is available through troweprice.com.

Management

Investment Adviser T. Rowe Price Associates, Inc. (T. Rowe Price or Price Associates)

Name	Title	Managed Fund Since	Joined Investment Adviser
Austin Applegate	Co-Portfolio Manager and Cochair of Investment Advisory Committee	2025	2011
Timothy Taylor	Co-Portfolio Manager and Cochair of Investment Advisory Committee	2020	1996

SUMMARY	7

Purchase and Sale of Fund Shares

The Investor Class generally requires a $2,500 minimum initial investment ($1,000 minimum initial investment if opening an IRA, a custodial account for a minor, or a small business retirement plan account). Additional purchases generally require a $100 minimum. These investment minimums generally are waived for financial intermediaries and certain employer-sponsored retirement plans submitting orders on behalf of their customers.

The I Class requires a $500,000 minimum initial investment per fund per account registration, although the initial investment minimum generally is waived or reduced for financial intermediaries, eligible retirement plans, certain accounts for which T. Rowe Price or its affiliates have discretionary investment authority, qualifying directly held accounts, and certain other accounts.

For investors holding shares of the fund directly with T. Rowe Price, you may purchase, redeem, or exchange fund shares by mail; by telephone (1-800-225-5132 for IRAs and nonretirement accounts; 1-800-492-7670 for small business retirement plans; and 1-800-638-8790 for institutional investors and financial intermediaries); or, for certain other accounts, by accessing your account online through troweprice.com.

If you hold shares through a financial intermediary or retirement plan, you must purchase, redeem, and exchange shares of the fund through your intermediary or retirement plan. You should check with your intermediary or retirement plan to determine the investment minimums that apply to your account.

Tax Information

The fund declares dividends, if any, daily and pays them on the first business day of each month. Any capital gains are declared and paid annually, usually in December. The fund intends to distribute income that is exempt from federal and Virginia income taxes. However, a portion of the fund’s distributions may be subject to income taxes or the alternative minimum tax. A redemption or exchange of fund shares, and any capital gains distributed by the fund, may be taxable.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

T. Rowe Price Associates, Inc. 1307 Point Street Baltimore, MD 21231	F48-045 8/1/26